UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Verisk Analytics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
VERISK ANALYTICS, INC. 2022 Annual Meeting Vote by May 24, 2022 11:59 PM ET

D79533-P69299

 You invested in VERISK ANALYTICS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 25, 2022.

 Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    *Please check the meeting materials for any special requirements for meeting attendance.

V1. 1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	Jeffrey Dailey	For

1b.	Constantine P. Iordanou	For

1c.	Wendy Lane	For

1d.	Lee M. Shavel	For

1e.	Kimberly S. Stevenson	For

2.	To approve the Board Declassification Amendment.	For

3.	To approve executive compensation on an advisory, non-binding basis.	For

4.	To ratify the appointment of Deloitte & Touche LLP as our independent auditor for the 2022 fiscal year.	For

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. THE PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4.

D79534-P69299